VARIABLE ANNUITY ACCOUNT C
                           VARIABLE ANNUITY ACCOUNT B
                    Aetna Life Insurance and Annuity Company

                         Supplement Dated August 4, 1998
             to May 1, 1998 Prospectus or Contract Prospectus Summary

This supplement describes Series D of Aetna GET Fund ("GET D"), an investment option which may be available under the contract described by the Variable Annuity Account B or C prospectus or contract prospectus summary, and a guarantee offered by the Aetna Life Insurance and Annuity Company ("Aetna") in connection with investments in GET D. GET D may not be available in all jurisdictions, under all Contracts or in all Plans. See the prospectus for GET D for a more complete description of the Fund, including charges and expenses.

AETNA GET FUND - Series D

GET D seeks to achieve maximum total return without compromising a minimum targeted rate of return by participating in favorable equity market performance during the Guaranteed Period which runs from January 16, 1999 through January 15, 2004. GET D shares will be offered for a limited time period, from October 15, 1998 through the close of business on January 15, 1999. ("Offering Period"). Aeltus Investment Management, Inc. is the investment adviser to GET D.

THE GET FUND GUARANTEE

GET D will mature on January 15, 2004 ("Maturity Date"), which will end the Guaranteed Period for GET D. Aetna guarantees that the value of a GET D accumulation unit on the Maturity Date will not be less than the value of a GET D accumulation unit as valued after the close of business on the last day of the Offering Period. If necessary, Aetna will transfer funds from its General Account to GET D to offset any shortfall. THIS GUARANTEE DOES NOT APPLY TO WITHDRAWALS OR TRANSFERS MADE BEFORE THE MATURITY DATE. Such withdrawals or transfers are made at the actual accumulation unit value on the date of the transaction.

GET D is only available as an investment option during the accumulation period. GET D should not be selected if annuity payments or other withdrawals or transfers from GET D are expected to begin prior to the Maturity Date. Contract owners or Participants must transfer any portion of the value of their account ("Account Value") held in GET D to another investment option before an annuity option is elected.

Prior to the Maturity Date, Aetna will send a notice to each contract owner/participant with amounts in GET D reminding them that the Maturity Date is approaching and that another investment option must be elected. If no such election is made, on the Maturity Date Aetna will transfer the portion of the Account Value based on GET D to another available series of GET Fund. If no GET Fund series is available, 50% of the Account Value from GET D will be transferred to Aetna Variable Fund d/b/a Aetna Growth and Income VP, a growth and income fund. The remaining 50% of the Account Value from GET D will be transferred to Aetna Income Shares d/b/a Aetna Bond VP, a bond fund. The transfers would be made as of the next determined accumulation unit value.

                       SUBJECT TO COMPLETION OR AMENDMENT

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SUPPLEMENT SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

X.GET D-98                                                           August 1998

The following information supplements the Fee Table contained in the Prospectus and Contract Prospectus Summary:

SEPARATE ACCOUNT ANNUAL EXPENSES

In addition to any amounts currently listed under the heading "Separate Account Annual Expenses" in the Prospectus or Contract Prospectus Summary, Aetna will deduct the following charge, equal to the percentage shown on an annual basis, from amounts allocated to the GET D investment option:

   GET Guarantee Charge (deducted daily during the Guaranteed Period)......0.25%

AETNA GET FUND SERIES D ANNUAL EXPENSES
(As a percentage of average net assets)

                               INVESTMENT         OTHER         TOTAL FUND
                             ADVISORY FEE *    EXPENSES **   ANNUAL EXPENSES

Aetna GET Fund Series D           0.60%           0.15%           0.75%

* 0.25% during the Offering Period. Thereafter, a management fee at an annual rate of 0.60% will apply during the Guaranteed Period.
** "Other Expenses" include an administrative fee on an annual basis of 0.075% of the average daily net assets of GET D and additional expenses which the investment adviser has agreed will not exceed on an annual basis 0.075% of the average daily net assets of GET D.

For more information regarding expenses paid out of assets of the Fund, see the GET D prospectus.

HYPOTHETICAL ILLUSTRATION (Example) - Aetna GET Fund Series D

THIS EXAMPLE IS PURELY HYPOTHETICAL. IT SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR EXPECTED RETURN. ACTUAL EXPENSES AND/OR RETURN MAY BE MORE OR LESS THAN THOSE SHOWN BELOW.

The following Examples illustrate the expenses that would have been paid assuming a $1,000 investment in the GET D investment option under the contract and a 5% return on assets.***

                Example A                                          Example B
If you withdraw your entire Account Value at the     If you do not withdraw your Account Value, you
end of the periods shown, you would pay the          would pay the following expenses (no deferred
following expenses, including any applicable         sales charge is reflected):
deferred sales charge:
 1 Year  3 Years   5 Years   10 Years   1 Year   3 Years  5 Years   10 Years

  $78     $135      $195      $295        $26      $81      $139      $295

***The Examples above assume that a mortality and expense risk charge of 1.25% on an annual basis, an administrative expense charge of 0.25% on an annual basis, a GET guarantee charge of 0.25% on an annual basis, and an annual maintenance fee that has been converted to a percentage of assets equal to 0.114%, are assessed. Example A assumes that a deferred sales charge of 5% of the Account Value at the end of years 1, 3 and 5, and 0% at the end of year 10, is assessed. (The expenses that you would pay under your particular contract may be lower. Please refer to the Fee Table section of your Prospectus or Contract Prospectus Summary.)

X.GET D-98                                                           August 1998